                                                                     EXHIBIT 1.1




                              DATED MAY ___, 1997



                                   ITEQ, INC.

                                5,050,000 SHARES

                                  COMMON STOCK



                       ------------------------------

                                  UNDERWRITING
                                   AGREEMENT

                       ------------------------------

                                   ITEQ, INC.



                                5,050,000 SHARES

                        PLUS AN OPTION TO PURCHASE UP TO
               757,500 ADDITIONAL SHARES TO COVER OVER-ALLOTMENTS

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                   May ___, 1997

DEUTSCHE MORGAN GRENFELL INC.
EVEREN SECURITIES, INC.
SANDERS MORRIS MUNDY
As Representatives of the several Underwriters

c/o Deutsche Morgan Grenfell Inc.
31 West 52nd Street
New York, New York 10019

Dear Sirs:

                 ITEQ, Inc., a Delaware corporation (the "Company"), and the persons and entity named in Schedule 2 hereto (the "Selling Stockholders") hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be references to the Underwriters.

Section 1. Underwriting. Subject to the terms and conditions contained herein:

                 (a) The Company proposes to issue and sell 4,300,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company, and the Selling Stockholders propose to sell an aggregate of 750,000 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholders collectively, the "Firm Shares") to the several Underwriters. The Company also proposes to issue and sell not more than 757,500 additional shares of Common Stock (the "Option Shares" and, together with the Firm Shares, the "Shares") to the several Underwriters if requested by the Representatives as provided in Section 2(b) hereof.

                 (b) Upon your authorization of the release of the Firm Shares, the Underwriters propose to make a public offering (the "Offering") of the Firm Shares upon the terms set forth in the Prospectus (as defined below) as soon after the Registration Statement (as defined below) and this Agreement have become effective as in the Representatives' sole judgment is advisable. As used in this Agreement, the term "Original Registration Statement" means the registration statement (File No. 333-23245) initially filed with the Securities and Exchange Commission (the "Commission") relating to the Shares, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), and included in the Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Securities Act (including the Registration Statement and any Preliminary Prospectus (as defined below) or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with the Original Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Original Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

                          (i) if the Company relies on Rule 434 under the Securities Act, the Term Sheet (as defined below) relating to the Shares that is first filed pursuant to Rule 424(b)(7) under the Securities Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                          (ii) if the Company does not rely on Rule 434 under the Securities Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act;

                          (iii) if the Company does not rely on Rule 434 under the Securities Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act, the prospectus included in the Registration Statement; or

                          (iv) for purposes of the representations and warranties contained in Section 5 hereof, if the Prospectus is not in existence, the most recent Preliminary Prospectus;





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         and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Securities Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

Section 2.       Purchase and Closing.

                 (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and the Selling Stockholders propose to sell, to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at a purchase price of $___ per Share (the "Purchase Price"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule 1 hereto. Firm Shares shall be registered by Harris Trust and Savings Bank in the name of the nominee of the Depository Trust Company ("DTC"), Cede & Co. ("Cede & Co."), and credited to the accounts of such of its participants as the Representatives shall request, upon notice to the Company and the Selling Stockholders at least 48 hours prior to the First Closing Date (as defined below), with any transfer taxes payable in connection with the transfer of the Firm Shares to the Underwriters duly paid, against payment by or on behalf of the Underwriters to the account of the Company and the Selling Stockholders of the aggregate Purchase Price therefor by wire transfer in immediately available funds. The Company and the Selling Stockholders will make the certificate or certificates for the Firm Shares available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of the Representatives at least 24 hours prior to the First Closing Date. Delivery or registry of and payment for the Firm Shares shall be made at the offices of Andrews & Kurth L.L.P., 4200 Texas Commerce Tower, Houston, Texas 77002 at 9:30
A.M., New York City time, on May     , 1997, or at such other place, time or
date as the Representatives, the Company and the Selling Stockholders may agree upon. Such time and date of delivery against payment are herein referred to as the "First Closing Date", and the implementation of all the actions described in this Section 2(a) is herein referred to as the "First Closing".

                 (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Shares. The purchase price to be paid for any Option Shares shall be the same as the Purchase Price for the Firm Shares set forth above in paragraph (a) of this Section 2. The option granted hereby may be exercised as to all or any part of the Option Shares from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange and the Nasdaq Stock Market's National Market (the "Nasdaq National Market") is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Shares prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in





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writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are then exercising the option and the date and time for delivery or registry of and payment for such Option Shares. Any such date of delivery or registry shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the First Closing Date. The time and date set forth in such notice, or such other time or date as the Representatives, the Company and the Selling Stockholders may agree upon or as the Representatives may determine pursuant to Section 2(a) hereof, is herein called an "Option Closing Date" with respect to such Option Shares, and the implementation of all the actions described in this Section 2(b) is herein referred to as the "Option Closing". As used in this Agreement, the term "Closing Date" means either the First Closing Date or any Option Closing Date, as applicable, and the term "Closing" means either the First Closing or any Option Closing, as applicable. If the option is exercised as to all or any portion of the Option Shares, then either one or more certificates in definitive form for such Option Shares shall be delivered or, if such Option Shares are to be held through DTC, such Option Shares shall be registered and credited, on the related Option Closing Date in the same manner, and upon the same terms and conditions, set forth in paragraph (a) of this Section 2, except that reference therein to the Firm Shares and the First Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Shares and Option Closing Date, respectively. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, on the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Shares as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Shares, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

                 (c) The Company and the Selling Stockholders hereby acknowledge that the payment of monies pursuant to Section 2(a) hereof (a "Payment") by or on behalf of the Underwriters of the aggregate Purchase Price for any Shares does not constitute closing of a purchase and sale of the Shares. Only execution and delivery, by facsimile or otherwise, of a receipt for Shares by the Underwriters indicates completion of the closing of a purchase of the Shares from the Company and the Selling Stockholders. Furthermore, in the event that the Underwriters make a Payment to the Company and the Selling Stockholders prior to the completion of the closing of a purchase of Shares, the Company and the Selling Stockholders hereby acknowledge that until the Underwriters execute and deliver such receipt for the Shares, the Company and the Selling Stockholders will not be entitled to the Payment and shall return the Payment to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Shares is not completed and the Payment is not returned by the Company and the Selling Stockholders to the Underwriters on the same day the Payment was received by the Company and the Selling Stockholders, the Company and the Selling Stockholders agree to pay to





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the Underwriters in respect of each day the Payment is not returned by them, in same-day funds, interest on the amount of such Payment in an amount representing the Underwriters' cost of financing as reasonably determined by the Representatives, pro rata in proportion to the percentage of such Payment received by each.

                 (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make Payment on behalf of any Underwriter or Underwriters for any of the Shares to be purchased by such Underwriter or Underwriters. No such Payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

Section 3.       Covenants.

                 (a) The Company covenants and agrees with the several Underwriters that:

                          (i)     The Company will:

                                  (x)      use its best efforts to cause the
                                  Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Securities Act. During any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company (I) will comply with all requirements imposed upon it by the Securities Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (II) will not file with the Commission the Prospectus, Term Sheet, any amendment or supplement to such Prospectus or Term Sheet, any amendment to the Registration Statement (including the amendment referred to in the second sentence of Section 5(a)(i) hereof), any Rule 462(b) Registration Statement or any amendment or supplement to any of the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (the "Incorporated Documents") unless the Representatives previously have been advised of, and furnished with a copy within a reasonable period of time prior to, the proposed filing and the Representatives shall have





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                                  given their consent to such filing.  The
                                  Company will prepare and file with the
                                  Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus or any of the Incorporated Documents that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or Term Sheet or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                                  (y)      without charge, provide (I) to the
                                  Representatives and to counsel for the
                                  Underwriters, an executed and a conformed copy of the Original Registration Statement and each amendment thereto or any Rule 462(b) Registration Statement (in each case including exhibits thereto and the Incorporated Documents), (II) to each other Underwriter, a conformed copy of the Original Registration Statement and each amendment thereto or any Rule 462(b) Registration Statement (in each case without exhibits thereto), and (III) so long as a prospectus relating to the Shares is required to be delivered under the Securities Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. Without limiting the application of clause (III) of the preceding sentence, the Company, not later than (A) 9:00 A.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (B) 6:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 noon, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the First Closing Date.





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                                  (z)      advise the Representatives, promptly
                                  after receiving notice or obtaining knowledge thereof, of (I) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any amendment thereto or any Rule 462(b) Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (II) the suspension of the qualification of the Shares for offering or sale in any jurisdiction,
                                  (III) the institution, threatening or
                                  contemplation of any proceeding for any such purpose, or (IV) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                          (ii)    The Company will arrange for the
                          qualification of the Shares for offering and sale in each jurisdiction as the Representatives shall designate including, but not limited to, pursuant to applicable state securities ("Blue Sky") laws of certain states of the United States of America or other U.S. jurisdictions, and the Company shall maintain such qualifications in effect for so long as may be necessary in order to complete the placement of the Shares; provided, however, that the Company shall not be obliged to file any general consent to service of process or to qualify as a foreign corporation or as a securities dealer in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                          (iii) If, at any time prior to the final date when a prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it shall be necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act or the rules or regulations of the Commission thereunder or applicable law, the Company will promptly notify the Representatives thereof and will promptly, at its own expense, but subject to the second sentence of
                          Section 3(a)(i)(x) hereof: (x) prepare and file with the Commission an amendment or supplement to the Registration Statement or Prospectus which will correct such statement or omission or effect such compliance; and (y) supply any





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                          amended or supplemented Prospectus to the
                          Underwriters in such quantities as the Underwriters may reasonably request.

                          (iv) The Company will make generally available to the Company's securityholders and to the Representatives as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act, including Rule 158 thereunder.

                          (v) The Company will apply the net proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

                          (vi) The Company will not, and will not allow any subsidiary to, publicly announce any intention to, and will not itself, and will not allow any subsidiary to, without the prior written consent of the Representatives, on behalf of the Underwriters,
                          (x) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or (y) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock (whether any such transaction described in clause (x) or (y) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise), for a period beginning from the date hereof and continuing to and including the date 120 days after the date hereof, except pursuant to this Agreement and other than with respect to (x) shares of Common Stock to be issued upon the exercise of warrants to purchase shares of Common Stock which are outstanding on the date hereof and disclosed in the Prospectus, (y) shares of Common Stock (or any securities convertible into or exchangeable for shares of Common Stock) issued pursuant to any employee benefit plans, qualified stock option plans or other employee compensation plans which are disclosed in the Prospectus and (z) shares of Common Stock issued in a private transaction involving the acquisition of or merger with another company (it being understood that the Company shall not issue shares of Common Stock for cash to be used to finance such acquisition or merger).

                          (vii)   Neither the Company nor any of its
                          affiliates, nor any person acting on behalf of any of them will, directly or indirectly, (x) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (y) (I) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares or (II) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                          (viii) The Company will obtain the agreements described in Section 7(i) hereof prior to the First Closing Date.

                          (ix) If at any time during the 25-day period after the Registration Statement becomes effective or during the period prior to any Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Representatives' sole judgment the market price of the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

                          (x) If the Company elects to rely on Rule 462(b), the Company shall both file the Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Securities Act by the earlier of (x) 10:00 P.M. New York City time on the date of this Agreement and
                          (y) the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act.

                          (xi) The Company will cause the Shares to be duly included for quotation on the Nasdaq National Market prior to the First Closing Date. The Company will ensure that the Shares remain included for quotation on the Nasdaq National Market following the First Closing Date.

                          (xii) During the period when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall file all documents required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within the time period required by the Exchange Act and the regulations of the Commission under the Exchange Act.

                          (xiii)  The Company will comply with all the
                          provisions of any undertakings contained in the Registration Statement.

                 (b)      Each Selling Stockholder agrees that:

                          (i) It will not, and no person acting on behalf of such Selling Stockholder will, directly or indirectly, (x) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (y) (I) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares or (II) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

                          (ii)    It will not, and will not allow any
                          subsidiary to, publicly announce any intention to, and will not itself, and will not allow any subsidiary to, without the prior written consent of the Representatives on behalf of the Underwriters,
                          (x) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or
                          (y) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock (whether any such transaction described in clause (x) or (y) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise), in each case, beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) or otherwise controlled by such person on the date hereof or hereafter acquired, for a period beginning from the date hereof and continuing to and including the date 180 days after the date hereof.

Section 4.       Expenses.

                 (a) The Company shall bear and pay all costs and expenses incurred incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 9 hereof, including: (i) fees and expenses of preparation, issuance and delivery of this Agreement to the Underwriters; (ii) the fees and expenses of its counsel, accountants and any other experts or advisors retained by the Company; (iii) the costs of delivering and distributing the Powers of Attorney (as defined below) and the Custody Agreements (as defined below) and the fees and expenses of the Custodian (as defined below) (and any other Attorney-in-Fact (as defined below)); (iv) fees and expenses incurred in connection with the registration of the Shares under the Securities Act and the preparation and filing of the Registration Statement, the Prospectus and all amendments and supplements thereto; (v) the printing and distribution of the Prospectus and any Preliminary Prospectus and the printing and production of all other documents connected with the Offering (including this Agreement and any other related agreements); (vi) expenses related to the qualification of the Shares under the state securities or Blue Sky laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky memoranda;
(vii) the filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., including the fees and disbursements of counsel for the Underwriters in connection therewith;
(viii) all expenses arising from the quoting of the Shares on the Nasdaq National Market; (ix) all arrangements relating to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfers agent's and registrar's fees; and (x) the costs and expenses of the "roadshow" and any other meetings with prospective investors in the Shares (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). The Company shall reimburse the Representatives, for the account of the Underwriters, for all of the reasonable out-of-pocket expenses (excluding fees and expenses of their counsel) incurred by the Underwriters in connection with the Offering, not to exceed $200,000.

                 (b) The Selling Stockholders shall bear and pay all costs and expenses incurred incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 9 hereof, including: (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares of such Selling Stockholders to the Underwriters and (ii) the fees and disbursements of their respective counsel, accountants and other advisors.

Section 5.       Representations and Warranties.

                 (a) As a condition of the obligation of the Underwriters to underwrite and pay for the Shares, the Company represents and warrants to, and agrees with, each of the several Underwriters as follows:

                 Registration Statement and Prospectus

                          (i) The Company meets the requirements for use of Form S-2 under the Securities Act. The Original Registration Statement, including the Preliminary Prospectus, has been filed by the Company with the Commission under the Securities Act, and one or more amendments to such Registration Statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either
                 (x) if such Registration Statement, as it may have been amended, has been declared by the Commission to be effective under the Securities Act, either (I) if the Company relies on Rule 434 under the Securities Act, a Term Sheet relating to the Shares that shall identify the Preliminary Prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Securities Act or (II) if the Company does not rely on Rule 434 under the Securities Act, a prospectus in the form most recently included in an amendment to such Registration Statement (or, if no such amendment shall have been filed, in such Registration Statement), with such changes or insertions as are required by Rule 430A under the Securities Act or permitted by Rule 424(b) under the Securities Act, and in the case of either clause (I) or (II) of this sentence, as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (y) if such Registration Statement, as it may have been amended, has not been declared by the Commission to be effective under the Securities Act, an amendment to such Registration Statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a Rule 462(b) Registration Statement with the Commission for the purpose of registering certain additional Shares, which registration shall be effective upon filing with the Commission.

                          (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission, it (x) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and
                 (y) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (I) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (II) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing the Prospectus or such amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                          (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective, (x) the Company will file a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant to, Rule 462(b) and (y) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 under the Securities Act, or the Commission has received payment of such filing fee.

                          (iv) If the Company has elected to rely on Rule 434 under the Securities Act, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A under the Securities Act);

                          (v) The Company and the Selling Stockholders have not distributed and, prior to the later of (x) any Closing Date and (y) the completion of the distribution of the Shares, will not distribute any offering material in connection with the Offering other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.

                          (vi) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (x) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business;
                 (y) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and
                 (z) there has not been any material change in the capital stock, short- term or long-term debt of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

                          (vii) Each of the Incorporated Documents heretofore filed with the Commission, when it was filed (or, if any amendment with respect to that Incorporated Document has been filed, when that amendment was filed), conformed in all material respects with the requirements of the Exchange Act; each further Incorporated Document filed with the Commission will, when it is filed, conform in all material respects with the requirements of the Exchange Act; none of the Incorporated Documents, when filed with the Commission (or, if an amendment with respect to that Incorporated Document has been filed, when that amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no further Incorporated Document filed with the Commission will, when it is filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 The Shares

                          (viii) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus.
                 All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase such securities.
                 The Shares have been duly authorized by all necessary corporate action of the Company and, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable at the Closing Date. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the Offering contemplated by this Agreement.

                          (ix) Except as disclosed in the Prospectus or the Incorporated Documents, there are no outstanding (x) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (y) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or
                 (z) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                          (x) Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus.

                 Listing

                          (xi) All of the Shares have been duly authorized and accepted for quotation on the Nasdaq National Market, subject to official notice of issuance.

                 Market manipulation

                          (xii)   Neither the Company nor any of its
                 affiliates, nor any person acting on behalf of any of them has, directly or indirectly, (x) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or (y) since the filing of the Original Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                 Corporate power and authority

                          (xiii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the law of its jurisdiction of incorporation with full power and authority to own, lease and operate its properties and assets and conduct its business as described in the Prospectus, is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole, and has full power and authority to execute and perform its obligations under this Agreement; each subsidiary of the Company is a corporation duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole, and each has full power and authority to own, lease and operate its properties and assets and conduct its business as described in the Registration Statement and the Prospectus; all of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and are fully paid and nonassessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

                          (xiv) The execution and delivery of this Agreement and the issue and sale of the Shares have been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                          (xv) The issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or made or such as may be required by the state securities or Blue Sky laws of the various states of the United States of America or other U.S. jurisdictions in connection with the offer and sale of the Shares by the Underwriters, or (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

                          (xvi) The Company is not, and will conduct its operations in a manner so that it continues not to be, an "investment company" and, after giving effect to the Offering and the application of the proceeds therefrom, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                 Title, licenses and consents

                          (xvii) The Company and each of its subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus.

                          (xviii) The Company and its subsidiaries own or
                 possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, know-how, copyrights, trade secrets and proprietary or other confidential information necessary to operate the business now operated by them, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                          (xix) The Company and its subsidiaries possess all consents, licenses, certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses. The Company and its subsidiaries are in compliance with the terms and conditions of all such consents, licenses, certificates, authorizations and permits, except where the failure so to comply would not, singly or in the aggregate, have a materially adverse effect on the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole. Neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such consent, license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole.

                 Financial statements

                          (xx) Each of Arthur Andersen L.L.P. and KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the applicable rules and regulations thereunder.

                          (xxi) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise noted therein) and they present fairly the financial condition of the Company as at the dates at which they were prepared and the results of operations of the Company in respect of the periods for which they were prepared. The selected financial data and the summary financial information included in the Prospectus have been compiled on a basis consistent with that of the audited and unaudited historical financial statements and pro forma financial statements from which they have been derived. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements (including the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Commission) and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are, in the judgment of the Company, reasonable and the adjustments used therein are, in the judgment of the Company, appropriate to give effect to the transactions and circumstances referred to therein.

                 Internal Accounting Controls

                          (xxii) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (w) transactions are executed in accordance with management's general or specific authorizations; (x) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (y) access to assets is permitted only in accordance with management's general or specific authorization; and (z) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 Litigation

                          (xxiii) No legal or governmental proceedings are
                 pending or threatened to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein.

                 Exhibits

                          (xxiv) There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described therein or filed as required.

                 Dividends and Distributions

                          (xxv) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, making any other distribution on such subsidiary's capital stock, repaying to the Company any loans or advances to such subsidiary from the Company or transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, and the Company is not currently prohibited, directly or indirectly, from paying any dividends, making any other distribution on its capital stock, in each case except as described in or contemplated by the Prospectus.

                 Taxes

                          (xxvi) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole) and all such returns are true, correct and complete in all material respects. The Company has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus.

                 Insurance

                          (xxvii) The Company and each of its subsidiaries are
                 insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                 Pension and Labor

                          (xxviii) The Company is in compliance in all material
                 respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (x) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (y) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                          (xxix) No labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), properties, management, earnings, business affairs or business prospects, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                 Environmental

                          (xxx) Except as described in the Registration Statement and except as would not, singly or in the aggregate, have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, (w) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (x) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (y) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (z) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                 Other Agreements

                          (xxxi) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound.

                 Absence of Materially Adverse Change

                          (xxxii) Subsequent to the respective dates as of
                 which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has been no materially adverse change (including, without limitation, a change in management or control), or development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, property, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, other than as described in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto). Except as otherwise stated in the Registration Statement and the Prospectus, there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company or any of its subsidiaries, taken as a whole.


                          (xxxiii)    No receiver or liquidator (or similar
                 person) has been appointed in respect of the Company or any subsidiary of the Company or in respect of any part of the assets of the Company or any subsidiary of the Company; no resolution, order of any court, regulatory body, governmental body or otherwise, or petition or application for an order, has been passed, made or presented for the winding up of the Company or any subsidiary of the Company or for the protection of the Company or any such subsidiary from its creditors; and the Company has not, and no subsidiary of the Company has, stopped or suspended payments of its debts, become unable to pay its debts or otherwise become insolvent.

                 (b) As a further condition of the obligation of the Underwriters to underwrite and pay for the Shares, each Selling Stockholder represents and warrants to, and agrees with, each of the several Underwriters that:

                          (i) Such Selling Stockholder has full power (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of such Selling Stockholder in the case of a Selling Stockholder that is a corporation; and this Agreement has been duly executed and delivered by such Selling Stockholder.

                          (ii) Such Selling Stockholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Stockholder, the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing an attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing Harris Trust and Savings Bank, as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Shares to be sold by such Selling Stockholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder has full power (corporate and other) to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The execution and delivery of the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate action of such Selling Stockholder in the case of a Selling Stockholder that is a corporation; the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Stockholder. Such Selling Stockholder agrees that each of the Shares represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Shares (including such Selling Stockholder's Shares) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, whether in the case of any individual Selling Stockholder by the death or incapacity of such Selling Stockholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Stockholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Stockholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Stockholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Shares hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

                          (iii) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey good and marketable title to such Shares, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

                          (iv) Neither such Selling Stockholder nor any person acting on behalf of it has, directly or indirectly, (x) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (y) since the filing of the Original Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

                          (v)     To the extent that any statements or
                 omissions are made in the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus (or, if the Prospectus or such amendment or supplement is not required to be filed, the Original Registration Statement or the amendment thereto containing the Prospectus or such amendment or supplement to the Prospectus) in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, such Prospectus or Term Sheet or amendment or supplement to the Prospectus (or, if the Prospectus or such amendment or supplement is not required to be filed, the Original Registration Statement or the amendment thereto containing the Prospectus or such amendment or supplement to the Prospectus) (x) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (y) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such Selling Stockholder has reviewed the Prospectus and the Registration Statement, and the information regarding such Selling Stockholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate.

                          (vi) The sale by such Selling Stockholder of Shares pursuant hereto is not prompted by any adverse information concerning the Company or its subsidiaries that is not set forth in the Registration Statement or the Prospectus.

                          (vii) The sale of the Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder or any of its subsidiaries is a party or by which such Selling Stockholder or any of its subsidiaries or any of such Selling Stockholder's properties are bound, or the charter documents or by-laws of such Selling Stockholder or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder or any of its subsidiaries.

                          (viii) Such Selling Stockholder has not distributed, and prior to the later of (x) any Closing Date and (y) the completion of the distribution of the Shares, will not distribute any offering material in connection with the Offering other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.

                 (c) The above representations and warranties shall be deemed to be repeated at each Closing, and all references therein to the Shares and the Closing Date shall be deemed to refer to the Firm Shares or the Option Shares and the First Closing Date or the applicable Option Closing Date, each as applicable.

Section 6.       Indemnity.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                          (i) any untrue statement or alleged untrue statement made by the Company or such Selling Stockholder in Section 5 hereof,

                          (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or

                          (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) in any case where such delivery of the Prospectus (as amended or supplemented) was required by the Securities Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(a) hereof. The indemnity provided for in this Section 6 shall be in addition to any liability which the Company may otherwise have.
The Company will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such

Representatives or any person who controls any such Representatives is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                 (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter and each person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which the Company, any such director, officer, such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                          (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or

                          (ii) the omission or the alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that such Selling Stockholder will be liable in any such case to the extent, but only to the extent, that any untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein; and provided further, that the Selling Stockholders will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) in any case where such delivery of the Prospectus (as amended or supplemented) was required by the Securities Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(a) hereof. The indemnity provided for in this

Section 6 shall be in addition to any liability which the Selling Stockholders may otherwise have. The Selling Stockholders will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Representatives or any person who controls any such Representatives is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                 (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or such Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director or officer of the Company, such Selling Stockholder or any such controlling person of the Company or such Selling Stockholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or such Selling Stockholder or controlling person of such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b), or (c) of this Section 6, such person (for purposes of this paragraph (d), the "indemnified party") shall, promptly after receipt by such party of notice of the commencement of such action, notify the person against whom such indemnity may be sought (for purposes of this paragraph (d), the "indemnifying party"), but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such action and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated in writing by the Representatives in the case of paragraph (a) or (b) of this Section 6, representing the indemnified parties under such paragraph (a) or (b) who are parties to such action or actions), or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (d) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                 (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 6 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect
(i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph
(e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Deutsche Morgan Grenfell Inc. Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be.

Section 7.       Conditions Precedent.   The obligations of the several
Underwriters to purchase and pay for the Shares shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein as of the date hereof and as of each Closing Date, as if made on and as of each Closing Date, to the accuracy of the statements of the Company's officers and the Selling Stockholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective covenants and agreements hereunder and to the following additional conditions:

                 (a) (i) If the Original Registration Statement or any amendment thereto filed prior to the First Closing Date has not been declared effective as of the time of execution hereof, the

Original Registration Statement or such amendment shall have been declared effective not later than 6:00 P.M. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 4:30 P.M. New York City time on such date, or 12:00 Noon New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 4:30 P.M. New York City time on such date, and (ii) if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the time confirmations are sent or given as specified by Rule 462(b)(2), or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                 (b) The Representatives shall have received a legal opinion from Porter & Hedges, L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

                          (i) the Registration Statement is effective under the Securities Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued and, to the best knowledge of such counsel, no proceedings for that purpose are pending or threatened by the Commission;

                          (ii) the Original Registration Statement and each amendment thereto, any Rule 462(b) Registration Statement, the Prospectus and each of the Incorporated Documents (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder;

                          (iii) such counsel has no reason to believe that (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) (x) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (y) the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (iv) if the Company elects to rely on Rule 434 under the Securities Act, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A under the Securities Act);

                          (v) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Shares have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares; and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the Offering contemplated by this Agreement;

                          (vi) all of the Shares have been duly authorized and accepted for quotation on the Nasdaq National Market, subject to official notice of issuance;

                          (vii) the Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership, leasing or operation of their respective properties or assets or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries have full power and authority to own, lease and operate their respective properties and assets and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it; all of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                          (viii) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the heading "Description of Capital Stock" and Item 15 of Part II of the Registration Statement in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, have been reviewed by such counsel and fairly present the information called for with respect to such legal matters, documents and proceedings in all material respects as required by the Securities Act and the rules and regulations thereunder;

                          (ix) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                          (x) the issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or made (and specified in such opinion) or such as may be required by the securities or Blue Sky laws of the various states of the United States of America and other U.S. jurisdictions in connection with the offer and sale of the Shares by the Underwriters, or (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or its subsidiaries;

                          (xi) the Company is not an "investment company" and, after giving effect to the Offering and the application of the proceeds therefrom, will not be an "investment company", as such term is defined in the 1940 Act; and

                          (xii) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described therein or filed as required.

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

                 References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion. The opinions of issuer's counsel described herein shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                 (c) The Representatives shall have received a legal opinion from Porter & Hedges, L.L.P., counsel for Mark E. Johnson and Pierre S. Melcher as Selling Stockholders, dated the Closing Date, to the effect that:

                          (i) each such Selling Stockholder has full power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, assign, transfer and deliver the Shares being sold by such Selling Stockholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each such Selling Stockholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of each such Selling Stockholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                          (ii) the delivery by each such Selling Stockholder to the several Underwriters of certificates for the Shares being sold hereunder by such Selling Stockholder against payment therefor as provided herein, will convey good and marketable title to such Shares to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects;

                          (iii) the sale of the Shares to the Underwriters by each such Selling Stockholder pursuant to this Agreement, the compliance by each such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or
                          (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder.

                 References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

                 (d) The Representatives shall have received a legal opinion from ___________________________________
________________________________, counsel for Pennsylvania Merchant Group, Ltd. as Selling Stockholder, dated the Closing Date, to the effect that:

                          (i) such Selling Stockholder has full power (corporate and other) to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, assign, transfer and deliver the Shares being sold by such Selling Stockholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate action of each Selling Stockholder; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Stockholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of- Attorney are the legal, valid, binding and enforceable instruments of such Selling Stockholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                          (ii) the delivery by such Selling Stockholder to the several Underwriters of certificates for the Shares being sold hereunder by such Selling Stockholder against payment therefor as provided herein, will convey good and marketable title to such Shares to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects;

                          (iii) the sale of the Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or
                          (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder or any of its subsidiaries is a party or by which such Selling Stockholder or any of its subsidiaries or any of such Selling Stockholder's properties are bound, or the charter documents or by-laws of such Selling Stockholder or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder or any of its subsidiaries.

                 In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of such Selling Stockholder and public officials.

                 References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

                 (e) The Representatives shall have received a legal opinion from Andrews & Kurth L.L.P., counsel for the Underwriters, dated the Closing Date, covering the issuance and sale of the Shares, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (f) The Representatives shall have received from Arthur Andersen LLP a letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                          (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder;

                          (ii) in their opinion, the consolidated financial statements and schedules audited by them and included and incorporated by reference in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations;

                          (iii) on the basis of a reading of the unaudited amounts for revenues, gross profit, operating profit and total and per share amounts of net earnings for the three month period ended March 31, 1997 and of the unaudited consolidated financial statements of the Company and its consolidated subsidiaries for the periods from which such amounts are derived, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
                          (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                                  (x)      the unaudited amounts for revenues,
                                  operating profit and total and per share amounts of net earnings included in the Registration Statement and the Prospectus do not agree with the amounts set forth in any unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements included in the Registration Statement and the Prospectus; and

                                  (y)      at a specific date not more than
                                  five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the December 31, 1996 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1997 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues, earnings before income taxes or total or per share amounts of net earnings of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter.

                          (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

                          (v) on the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                 In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (I) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (II) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof. References to the Registration Statement and the Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                 (g) The Company shall have furnished or caused to be furnished to the Underwriters at the Closing a certificate of its President, its Chief Financial Officer, and its Senior Vice-President and Treasurer satisfactory to the Underwriters to the effect that:

                          (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date; the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                          (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any materially adverse change (including, without limitation, a change in management or control), or development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

                 (h) The Representatives shall have received from each Selling Stockholder a certificate, signed by such Selling Stockholder, dated the Closing Date, to the effect that:

                          (i) the representations and warranties of such Selling Stockholder in this Agreement are true and correct as if made on and as of the Closing Date;

                          (ii) the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                          (iii) such Selling Stockholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Closing Date.

                 (i) The Representatives shall have received from each of the Selling Stockholders, from each person who is a director or officer of the Company and from International Mezzanine Capital, B.V., First Commerce Corporation and Sanders Morris Mundy an agreement dated on or before the date of this Agreement to the effect that such person will not publicly announce any intention to and will not, without the prior written consent of the Representatives on behalf of the Underwriters, (i) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise), in each case, beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) or otherwise controlled by such person on the date hereof or hereafter acquired, for a period beginning from the date hereof and continuing to and including the date 180 days after the date hereof with respect to the Selling Stockholders and 120 days after the date hereof with respect to such other persons executing such agreements.

                 (j) Prior to the commencement of the Offering, the Company shall have made an application for the quotation of the Shares on the Nasdaq National Market and the Shares shall have been included for trading on the Nasdaq National Market, subject to official notice of issuance.

                 (k) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                 (l) On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company and the Selling Stockholders.

                 All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company and the Selling Stockholders shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

                 The respective obligations of the several Underwriters to purchase and pay for any Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Shares, except that all references therein to the Shares and the Closing Date shall be deemed to refer to the Firm Shares or the Option Shares and the First Closing Date or the related Option Closing Date, each as applicable.

Section 8. Default of Underwriters. If, at any Closing, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate number of the Shares to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the First Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in
Schedule 1 hereto bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, at the First Closing, any

Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than ten per cent of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or any Selling Stockholder. In any such case either the Representatives or the Company shall have the right to postpone the Closing, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, at any Option Closing, any Underwriter or Underwriters shall fail or refuse to purchase Option Shares, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Option Shares or (ii) purchase not less than the number of Option Shares that such non- defaulting Underwriters would have been obligated to purchase in the absence of such default. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 9. Termination. This Agreement shall be subject to termination in the sole discretion of the Representatives by notice to the Company and the Selling Stockholders given prior to any Closing Date in the event that the Company or any Selling Stockholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to any Closing Date, (a) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established by or on, as the case may be, the Commission or the New York Stock Exchange or the Nasdaq National Market; (b) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (c) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities; (d) there shall have occurred (i) an outbreak or escalation of hostilities between the United States and any foreign power, (ii) an outbreak or escalation of any other insurrection or armed conflict involving the United States, or (iii) any other calamity or crisis or materially adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof; or (e) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, or there shall have been any materially adverse change (including, without limitation, a change in management or control), or constitute a development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto). Termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party except for the liability of the Company in relation to expenses as provided in Sections 4 and 10 hereof, the liability of the Selling Stockholders in relation to expenses as provided in Sections 4 and 10 hereof, the indemnity provided in Section 6 hereof and any liability arising before or in relation to such termination.

Section 10. Reimbursement of Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any termination pursuant to Section 9 hereof (other than by reason of a default by any of the Underwriters), the Company shall reimburse the Underwriters, severally upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. If the Company is required to make any payments to the Underwriters under this Section 10 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 7 hereof, such defaulting Selling Stockholder, pro rata in proportion to the percentage of Shares to be sold by each, shall reimburse the Company on demand for all amounts so paid.

Section 11. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Section 5(a)(ii) and Section 6 hereof. The Underwriters confirm that such statements (to such extent) are correct.

Section 12. Notices. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives. Any notice or notification in any form to be given under this Agreement may be delivered in person or sent by telex, facsimile or telephone (subject in the case of a communication by telephone to confirmation by telex or facsimile) addressed to:

         in the case of the Company:

         ITEQ, Inc.
         2727 Allen Parkway, Suite 760
         Houston, Texas  77019
         Facsimile:  (713) 522-1758
         Attention:  Mark E. Johnson
         in the case of the Underwriters:

         Deutsche Morgan Grenfell Inc.
         31 West 52nd Street
         New York, New York 10019

         Facsimile:
         Attention:

In the case of the Selling Stockholders, any such notice shall be addressed to the Selling Stockholders at the addresses set forth in Schedule 2 hereto. Any notice under this Section 12 shall take effect, in the case of delivery, at the time of delivery and, in the case of telex or facsimile, at the time of dispatch.

Section 13.      Miscellaneous.

                 (a)      Time shall be of the essence of this Agreement.

                 (b) The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect, the meaning or interpretation of this Agreement.

                 (c) For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange is open for trading, and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

                 (d) This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Agreement and any party may enter into this Agreement by executing a counterpart.

                 (e) This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Stockholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that (i) the indemnities of the Company and the Selling Stockholders contained in Section 6 hereof shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 6 hereof shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, each Selling Stockholder and any person or persons who control the

Company or such Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase.

                 (f) The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholders, any Underwriter or any controlling person referred to in Section 6 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 4, 6 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 14. Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 15. Governing Law. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

                 If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Deutsche Morgan Grenfell Inc. Master Agreement Among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.



                                                   Very truly yours,

                                                   ITEQ, Inc.


                                                   By:
                                                       -------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------


                                                   Selling Stockholders:



                                                   -----------------------------
                                                   Mark E. Johnson



                                                   -----------------------------
                                                   Pierre S. Melcher


                                                   Pennsylvania Merchant
                                                   Group, Ltd.


                                                   By:
                                                        ------------------------
                                                        Attorney-in-Fact
The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

DEUTSCHE MORGAN GRENFELL
EVEREN SECURITIES, INC.
SANDERS MORRIS MUNDY

By:  DEUTSCHE MORGAN GRENFELL


By:
    ---------------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------


By:
    ---------------------------------------
Name:
      -------------------------------------
Title:
       ------------------------------------

         For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                The Underwriters

 Underwriter                                                                      Underwriting commitment
 -----------                                                                      -----------------------
 Deutsche Morgan Grenfell Inc. . . . . . . . . . . . . . . . . . . . . . .

 EVEREN Securities, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .

 Sanders Morris Mundy  . . . . . . . . . . . . . . . . . . . . . . . . . .





                                                                                   -----------------

 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 5,050,000

                                   SCHEDULE 2

                            The Selling Stockholders

                                                                                      Number of Shares
 Selling Stockholders                                                                   To be Sold
 --------------------                                                                   ----------
 Mark E. Johnson                                                                            300,000
 2727 Allen Parkway, Suite 760
 Houston, Texas  77019

 Pierre S. Melcher                                                                          400,000
 2727 Allen Parkway, Suite 760
 Houston, Texas  77019
 Pennsylvania Merchant Group, Ltd.                                                           50,000

 4 Fall Corporate Center
 West Conshohocken, Pennsylvania  19428
                                                                                       ------------

 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  750,000





                                      S-2